Transfers of Financial Assets - Summary of Securities Lending (Detail) - Securities lending [member] - EUR (€) € in Millions	Dec. 31, 2023	Dec. 31, 2022
Disclosure of financial assets [line items]
Carrying amount of transferred financial assets	€ 2,063	€ 2,190
Fair value of cash collateral received	2,357	2,417
Fair value of non-cash collateral received	16	74
Net exposure	€ (309)	€ (301)